SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2016

IF BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35226	45-1834449
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

201 East Cherry Street, Watseka, Illinois	60970
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:    (815) 432-2476

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements with Walter H. Hasselbring.  On May 26, 2016, the Board of Directors of IF Bancorp, Inc. (the “Company”) and the Board of Directors of Iroquois Federal Savings and Loan Association (the “Bank”), the wholly owned subsidiary of the Company, upon the recommendation of the Compensation Committees of the Company and Bank, each renewed their respective Employment Agreements (“Employment Agreements”) with Walter H. Hasselbring, III, the Chief Executive Officer and President of the Bank and the Company.  This renewal will become effective on July 7, 2016, with the term of the Employment Agreements thereafter continuing until July 7, 2019.  In connection with the renewal of the Employment Agreements, the Board amended the agreements so that the renewal anniversary date would be July 7th each year, in order to have all management contracts considered for renewal at the same time.  All terms of Mr. Hasselbring’s 2015 Employment Agreement, which were disclosed on a Current Report on Form 8-K filed on December 1, 2015, remain in place, other than as described hereinabove.

Forms of Amendment One to the Company and Bank Employment Agreements are attached hereto as Exhibits 10.1 and 10.2.

Renewal of Change in Control Agreements.  On May 26, 2016, upon the recommendation of the Compensation Committee, the Board of Directors of the Bank also renewed for an additional year the executive change in control agreements (“Change in Control Agreements”) for Pamela J. Verkler, Senior Executive Vice President and Chief Financial Officer, and Linda L. Hamilton, Executive Vice President and Chief Operating Officer, and for five other officers of the Bank so that the term, as renewed, shall be July 7, 2016 through July 7, 2018.  In connection with the renewals, Ms. Hamilton’s Change in Control Agreement was revised so that its renewal anniversary date would be July 7th, in order to have all management contracts considered for renewal at the same time.  There were no other material changes to the terms and conditions of the change in control agreements.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description
Exhibit 10.1 Exhibit 10.2 Exhibit 10.3

Amendment One to Employment Agreement between IF Bancorp, Inc. and Walter H. Hasselbring, III

Amendment One to Employment Agreement between Iroquois Federal Savings and Loan Association and Walter H. Hasselbring, III

Amendment One to Change in Control Agreement between Iroquois Federal Savings and Loan Association and Linda L. Hamilton

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IF BANCORP, INC.
DATE: May 31, 2016	By:	/s/Walter H. Hasselbring, III
Walter H. Hasselbring, III
President and Chief Executive Officer